UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒        Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
BBQ HOLDINGS, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BBQ HOLDINGS, INC.
12701 Whitewater Drive, Suite 100
Minnetonka, Minnesota 55343
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2021
TO THE SHAREHOLDERS OF BBQ HOLDINGS, INC.:
Please take notice that the annual meeting of shareholders of BBQ Holdings, Inc. (the “Annual Meeting”) will be held, pursuant to due call by the Board of Directors of the Company, on Tuesday, June 15, 2021 at 3:00 p.m. (central time), or at any adjournment or adjournments thereof. In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our shareholders and employees and facilitate shareholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/BBQ2021. You will not be able to attend the meeting in person. The Annual Meeting is being held for the following purposes:
(1)	The election of six directors;
(2)	The ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the independent registered public accounting firm of the Company for fiscal 2021;
(3)	The approval of an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance from 1,500,000 shares to 2,000,000 shares;
(4)	Advisory approval of the Company’s executive compensation (“say-on-pay”); and
(5)	The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.
Pursuant to due action of the Board of Directors, shareholders of record on April 19, 2021 will be entitled to vote at the Annual Meeting or any adjournments thereof.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 15, 2021
The proxy statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended January 3, 2021 are available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and Annual Report to Shareholders on the Internet, visit https://ir.bbqholdco.com/financial-information/annual-reports.
By Order of the Board of Directors
/s/ Jeffery Crivello
Chief Executive Officer
May 6, 2021

BBQ HOLDINGS, INC.
12701 Whitewater Drive, Suite 100
Minnetonka, Minnesota 55343
PROXY STATEMENT
Annual Meeting of Shareholders to be Held
June 15, 2021
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of BBQ Holdings, Inc. (sometimes referred to as “we,” “us,” “our,” “BBQ Holdings” or the “Company”) is soliciting your proxy to vote at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”), including at any adjournments of the Annual Meeting. All Shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about May 6, 2021 to all Shareholders of record entitled to vote at the Annual Meeting.
Why are you holding a virtual Annual Meeting?
In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our Shareholders and employees and facilitate shareholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/BBQ2021. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions, at www.virtualshareholdermeeting.com/BBQ2021.
How do I attend the Annual Meeting?
You are entitled to attend the Annual Meeting if you were a shareholder as of the close of business on April 19, 2021, the record date (the “Record Date”). To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/BBQ2021 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately fifteen minutes before the meeting on June 15, 2021.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered shareholder, operators at 877-830-4936 (United States) or 720-378-5591 (international) will be able to provide your Control Number to you. You will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/BBQ2021 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), and you lost your control number, you will need to contact that bank, broker or other holder of record to obtain your Control Number.

For the Annual Meeting, how do I ask questions of management and the board?
We plan to have a Q&A session at the Annual Meeting and will include as many shareholder questions as the allotted time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/BBQ2021.
Who can vote at the Annual Meeting?
Only Shareholders of record at the close of business on April 19, 2021, the Record Date, will be entitled to vote at the Annual Meeting. On this Record Date, there were 9,307,442 shares of common stock outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on April 19, 2021 your shares were registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc. then you are a shareholder of record. We urge you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 19, 2021 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may vote prior to the Annual Meeting by logging in with the Control Number on your voting instruction form at www.proxyvote.com. You may access the meeting and vote by logging in with your Control Number at www.virtualshareholdermeeting.com/BBQ2021.
What am I voting on?
There are four matters scheduled for a vote:
•	Proposal 1: The election of six directors;
•
Proposal 2: The ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. here and at Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the independent registered public accounting firm of the Company for fiscal 2021;

•
Proposal 3: The approval of an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance from 1,500,000 shares to 2,000,000 shares; and

•	Proposal 4: Advisory approval of the Company’s executive compensation (“say-on-pay”).
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote using the following mechanisms:
•
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. (Eastern Time) on June 14, 2021 to be counted.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. (Eastern Time) on June 14, 2021 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 19, 2021.
If I am a shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nominees for director “For” the ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the independent registered public accounting firm of the Company for fiscal 2021. “For” the approval of an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance from 1,500,000 shares to 2,000,000 shares and “For” the advisory approval of the Company’s executive compensation (“say-on-pay”). If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed”

shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1, 3 and 4 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to 12701 Whitewater Drive, Suite 100, Minnetonka, Minnesota 55343, Attention: Corporate Secretary.
•	You may virtually attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, for the other proposals to votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will have no effect on Proposal 1. Abstentions will be counted towards the vote total for Proposals 2, 3 and 4 and will have the same effect as “Against” votes. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 3 and 4 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For Proposal 1, the six nominees receiving the most “For” votes from the holders of shares present online at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.
For Proposals 2, 3, and 4 must receive “For” votes from the holders of a majority of shares present virtually at the Annual Meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
What is the quorum requirement?
A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if Shareholders holding at least a majority of the outstanding shares of stock entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the Record Date, there were 9,307,442 shares outstanding and entitled to vote. Thus, the holders of 4,653,722 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

PROPOSALS
PROPOSAL No. 1 – Election of Directors
The size of our Board is eight members. We currently have seven directors serving on our Board of Directors and one vacancy. Six of these directors have been nominated for re-election at the Annual Meeting, leaving two vacances. If elected, each nominee has consented to serve as a director of the Company and to hold office until the next annual shareholders’ meeting, and until his or her successor is elected and shall have qualified, or until the earlier of his or her death, resignation, removal or disqualification. Our Board of Directors have elected not to nominate a candidate to fill the vacances. Instead, our Board is continuing to assess the advisability of filling those positions and, if it elects to do so, will identify and appoint up to two individuals to serve as directors. Any such directors appointed by our Board would serve until the next annual shareholders’ meeting, at which time the person would stand for re-election, or until his or her earlier death, resignation, removal or disqualification.
The following paragraphs provide information as of the date of this Proxy Statement about each nominee. The information presented includes information that each nominee has given us about his or her age, all positions he or she holds within the Company, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, our director nominees have experience in developing and overseeing businesses and implementing near term and long range strategic plans. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Collectively, they have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board. Although we don’t believe that share ownership alone qualifies any person to serve as a director of our Company, we believe that the beneficial ownership of our Board nominees (collectively as of the Record Date) aligns their interests with those of our shareholders and will drive our Board’s focus on maximizing shareholder value.
Jeffery Crivello, age 42, has been our chief executive officer since November 2017 and director since August 2017. From January 2015 to January 2020, Mr. Crivello served as the Chief Financial Officer of PW Partners Capital Management, LLC, a hedge fund manager with a consumer focus, where he had primary responsibility for operations and accounting. Since 2001, Mr. Crivello has served as President of TREW Capital Management, Inc., a consulting and investment firm where he had primary responsibility for operations. From 2012 to 2015, Mr. Crivello served as a Managing Member of Maize Capital Group, LLC, a commodity investment firm. Mr. Crivello serves on the Board of Town Sports International Holdings, Inc. He graduated from the University of Wisconsin-Whitewater with a B.S. degree in finance.
Mr. Crivello’s restaurant-investing background, particularly his experience with casual dining chains, qualifies him to serve as a director of our Company. We believe that Mr. Crivello’s unique perspective in growing other concepts will be invaluable to the future growth of the Company.
Charles E. Davidson, age 68, has been a director since June 2020. Mr. Davidson co-founded Wexford Capital LP, a registered investment advisor, in 1994 and serves as its Chairman and Chief Investment Officer. Mr. Davison has primary responsibility for the overall strategic direction of Wexford’s investment activities, serves as the Portfolio Manager for the Wexford Spectrum Funds, the Wexford Catalyst Funds, and the Wexford Credit Opportunities Funds and is the Chairman of the hedge fund investment committee. From 1984 to 1994, Mr. Davidson was a General Partner of Steinhardt Partners, L.P. where he was responsible for all fixed income arbitrage, risk arbitrage, private equity, distressed/bankruptcy and special situation investments of the multi-billion dollar hedge fund. From 1977 to 1984, Mr. Davidson was employed by Goldman Sachs & Co. where he was the head of domestic corporate bond trading and proprietary trading. Mr. Davidson holds a MBA and a BA in economics from the University of California – Los Angeles.
Mr. Davidson is affiliated with investment funds that collectively hold the largest beneficial ownership stake in the Company. Mr. Davidson brings the perspective of a professional institutional shareholder to Board discussions, which we believe adds a strategic resource to a Board seeking to maximize shareholder value. Mr. Davidson’s broad knowledge of corporate governance and management, obtained though his experience in overseeing portfolio companies, is also a valuable resource to the Board.

David Kanen, age 55, has been a director of our Company since October 2018 and has served as non-executive chairman of our Company since February 2019. Mr. Kanen has served as the Managing Member of Kanen Wealth Management, LLC, a registered investment advisor, since 2016 and as President and Portfolio Manager of Philotimo Fund, LP, a hedge fund focused on small-cap value and activism, since December 2016. From 2012 to 2016, Mr. Kanen was an independent advisor at Aegis Capital, Inc. Prior to that he worked as a retail and institutional financial advisor for various investment firms, including A.G. Edwards & Sons, Inc. from 1992 to 2004. Mr. Kanen holds a Bachelor of Science in Marketing from Jacksonville University.
Mr. Kanen beneficially owns 18.3% of our Company as of the Record Date. Mr. Kanen’s restaurant-investing background, particularly his experience with value creation for small companies such as ours, qualifies him to serve as a director of our Company.
Anand D. Gala, age 48, has been a director of our Company since July 2015. Mr. Gala is the Founder, President and Chief Executive Officer of Gala Holdings International, a diversified holding company that conducts consulting, restaurant development and management operations. Current portfolio brands under Gala Holdings International ownership and operation include Famous Dave’s and Fresh Griller. Since 2007, Mr. Gala has also been Founder and Managing Partner of Gala Development Partners, LLC, a firm focused on the acquisition, development and management of commercial real estate comprising retail and office properties. From February 1998 until May 2014, Mr. Gala served as Founder, President and Chief Executive Officer of Golden West Restaurants, Inc., a franchise developer of Applebee’s restaurants throughout California. From 2000 until 2010, Mr. Gala served as Founder, President and Chief Executive Officer of Gala AZ Holdings, a developer of Del Taco restaurants in Arizona. Mr. Gala graduated from the University of Southern California with a B. S. in Biology.
Mr. Gala’s background in the restaurant industry and his substantial experience in franchise operations, including as a Famous Dave’s franchisee, qualify him to serve as a director of our Company. We believe that maintaining good relationships with our franchisees is extremely important to our organization given the impact that franchise operations have on the results of our operations. As a well-respected Famous Dave’s franchisee, Mr. Gala is uniquely positioned to advise the Company on matters related to both franchise relations and operations.
Peter O. Haeg, age 58, has been co-managing partner of Farnam Street Partners LP, a private investment partnership focused on small cap value investing, and Farnam Street Special Opportunities Fund, a private partnership focused on private equity investments, since 1998. Mr. Haeg is a graduate of the University of Minnesota. Mr. Haeg originally became a director pursuant to the terms of the Stock Purchase Agreement between the Company and PW Partners, LLC, dated November 10, 2017.
Mr. Haeg is the co-managing partner of an investment fund that beneficially owns 4.6% of our Company as of the Record Date. Mr. Haeg brings the perspective of a professional institutional shareholder to Board discussions, which we believe adds a strategic resource to a Board seeking to maximize shareholder value.
Bryan L. Wolff, age 42, has been a director since July 2015. Since January 2020, he has served as Chief Operating Officer and Chief Financial Officer of Staircase, Inc., a mortgage technology company. From March 2017 to December 2020, he has served as a Managing Director at Anthos Capital Management, a Santa Monica-based growth equity firm. From August 2015 to March 2017, he served as Chief Financial Officer of Thrive Market, Inc., a healthy and organic food ecommerce company. From September 2014 to August 2015, he served as Chief Financial Officer of DogVacay, Inc. (sold to Rover), an online service connecting pet owners with sitters across the U.S. and Canada. From January 2012 until August 2014, Mr. Wolff served as Chief Financial Officer of Bonobos, Inc. (sold to Walmart), a men’s fashion and accessories retailer. From March 2010 through December 2011, Mr. Wolff was an Analyst at Luxor Capital, LP. Mr. Wolff previously had roles at both AllianceBernstein and McKinsey & Co. Mr. Wolff earned a Masters of Business Administration from Stanford’s Graduate School of Business, and a Bachelor's of Engineering in Computer Science from Princeton University.
Mr. Wolff has served as Chief Financial Officer and led the finance and accounting functions at multiple companies, qualifying him to serve on the Company’s Board of Directors and its Audit Committee as an “audit committee financial expert.” Based on his background and experience, Mr. Wolff is qualified to assist the Board in overseeing the Company’s financial and accounting functions and evaluating the Company’s internal controls over financial reporting.

Vote Required
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named above. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. If any director nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by the Company’s Board of Directors.
The Board recommends that you vote FOR the election of each named nominee.

PROPOSAL No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Company’s Board of Directors is responsible for the selection of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements for each fiscal year. On April 16, 2020, the Audit Committee approved the engagement of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. to serve as the Company’s new independent registered public accounting firm for the fiscal year ending January 3, 2021. A representative of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. is expected to attend this year’s Annual Meeting and be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if he or she desires to do so.
On April 16, 2020, the Audit Committee of the Company’s Board of Directors dismissed Grant Thornton LLP, which was then serving as the Company’s independent registered public accounting firm.
Grant Thornton LLP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 29, 2019 and December 30, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years December 29, 2019 and December 30, 2018, and the subsequent interim period through April 16, 2020, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton LLP’s satisfaction, would have caused Grant Thornton LLP to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1(v) of Regulation S-K and the related instructions.
During the fiscal years ended December 29, 2019 and December 30, 2018, and the subsequent interim period through April 16, 2020, neither the Company nor anyone acting on its behalf has consulted with Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
The Company filed a Current Report on Form 8-K filed with the Securities Exchange Commission disclosing this change in its independent registered public accounting firm on April 21, 2020.
Independent Registered Public Accounting Firm Fees and Services
The Audit Committee of the Board of Directors has reviewed the services provided by Grant Thornton LLP during fiscal year 2019 and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by the firms and Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. for fiscal year 2020 is compatible with their provision of independent audit services. The Audit Committee discussed these services and fees with Grant Thornton LLP and Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. and Company management and determined that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission (“SEC”) to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.
The following table sets forth fees billed, or expected to be billed, to the Company by Grant Thornton LLP for the fiscal year ended December 29, 2019 and by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. for the fiscal year ended January 3, 2021. There were no other fees billed by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. for fiscal year ended January 3, 2021 and by Grant Thornton LLP during the years ended December 29, 2019.
	January 3, 2021	December 29, 2019
Audit Fees(1)	$206,190	$377,074
Audit-Related Fees(2)	$11,500	$16,120
Tax Fees	$0	$0.00
Other Fees	$0	$0.00
Total Fees	$217,690	$393,194
(1)
Audit fees consist of fees billed for professional services rendered for the audits of the Company’s 2020 and 2019 financial statements for the years ended January 3, 2021 and December 29, 2019, respectively.

(2)
Audit-related fees consist of fees billed for professional services rendered for the audits of the Company’s 2020 and 2019 401(k) financial statements for the years ended January 3, 2021 and December 29, 2019, respectively.

Pre-Approval Policy
The Company’s Audit Committee charter (a copy of which is available at the Company’s website at https://ir.bbqholdco.com/corporate-governance/highlights) provides that all audit and non-audit accounting services that are permitted to be performed by the Company’s independent registered public accounting firm under applicable rules and regulations must be pre-approved by the Audit Committee or by designated members of the Audit Committee, other than with respect to de minimis exceptions permitted under the Sarbanes-Oxley Act of 2002. During fiscal 2020, all services performed by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. were pre-approved in accordance with the Audit Committee charter.
Prior to or as soon as practicable following the beginning of each fiscal year, a description of the audit, audit-related, tax, and other services expected to be performed by the independent registered public accounting firm in the following fiscal year is presented to the Audit Committee for approval. Following such approval, any requests for audit, audit-related, tax, and other services not presented and pre-approved must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the chairman of the Audit Committee. The chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the Company’s independent registered public accounting firm for fiscal 2021. If the shareholders do not ratify the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. by the shareholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the shareholders, if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
The Board recommends that you vote FOR the ratification of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the independent registered public accounting firm of the Company for fiscal 2021.

PROPOSAL No. 3 – Amendment to the Company’s 2015 Equity Incentive Plan
The Company maintains the 2015 Equity Incentive Plan (as amended to date, the “2015 Plan”), pursuant to which 1,500,000 shares of the Company’s common stock are currently reserved for issuance in the form of incentive grants, as described below. The purpose of the 2015 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees (including officers), consultants and directors of the Company.
The Company’s Board of Directors has approved a proposed amendment to the 2015 Plan that would increase the number of shares reserved for issuance thereunder by 500,000 shares. 350,000 shares of the Company’s common stock were initially approved for issuance under the 2015 Plan at the Company’s annual meeting in May 2015. An additional 350,000 shares were approved at a special meeting of shareholders held on November 16, 2015. An additional 300,000 shares were approved at the annual meeting of shareholders held on May 15, 2018. An additional 500,000 shares were approved at the annual meeting of shareholders held January 16, 2020. All incentives granted since initial approval of the 2015 Plan have taken the form of non-qualified stock options, restricted stock units and shares of the Company’s common stock. As of April 19, 2021, there were 184,476 additional shares available for issuance pursuant to the 2015 Plan. We are therefore proposing to increase the maximum number of shares of common stock approved for issuance under the 2015 Plan to 2,000,000 in accordance with the proposed amendment. As of April 19, 2021, the closing price per share of the Company’s Common Stock was $13.83.
Shareholders are often interested in the potential for equity dilution resulting from grants of equity incentives (performance shares, stock options, restricted stock, etc.) under a company’s equity compensation plans. The percentage amount by which current shareholders’ equity interests may be diluted as a result of such grants is commonly referred to as the “overhang.” The overhang is calculated by dividing (i) the total number of incentives granted and available for grant under equity compensation plans, by (ii) the total shares outstanding assuming the exercise of all outstanding incentives and the grant and exercise of all available incentives. If the proposed amendment to the 2015 Plan is adopted by the Company’s shareholders, the overhang for all of the Company’s equity compensation plans would be approximately 15.5%, based on the total shares outstanding as of the Record Date and incentives granted and available for grant under equity compensation plans as of the Record Date but giving effect to the proposed amendment. Shareholders are also interested in the rate at which the Company grants equity compensation, referred to as the “burn rate.” The Company’s three-year average annual burn rate, for the 2018-2020 fiscal year period, was 12.6%, net of forfeitures.
The Board recommends that you vote FOR the proposal to increase the number of shares available for grant pursuant to the 2015 Plan, as described below.
Description of the 2015 Plan
The material features of the 2015 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. A copy of the amended 2015 Plan has also been included within this proxy statement. Shareholders are urged to read the actual text of the 2015 Plan in its entirety.
Eligibility. Our employees, directors and consultants are eligible to participate in the 2015 Plan.
Administration. The 2015 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2015 Plan to a committee. Our Board of Directors has delegated authority to administer the 2015 Plan to the compensation committee, but may, at any time, revest in itself some or all of the power previously delegated to this committee. Our compensation committee may make grants of cash and equity awards under the 2015 Plan to facilitate compliance with Section 162(m) of the Code. The Board of Directors and the compensation committee are each considered to be a plan administrator for purposes of this proposal.
Subject to the terms of the 2015 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and the terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2015 Plan.

The plan administrator may also delegate to one or more of our directors or officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that the Board of Directors must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer, and such officer may not grant a stock award to himself or herself.
Shares Available for Awards. Currently, the aggregate number of shares of our common stock reserved for issuance under the 2015 Plan may not exceed 1,500,000 shares. If this proposal is approved, the aggregate number of shares of our common stock reserved for issuance under the 2015 Plan will not exceed 2,000,000 shares.
If a stock option or stock appreciation right (“SAR”) granted under the 2015 Plan expires or is terminated or canceled unexercised as to any shares of common stock, such shares shall be added back to the 2015 Plan share reserve and shall be available again for issuance under the 2015 Plan. If the full number of shares subject to a performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the 2015 Plan share reserve and shall be available again for issuance under the 2015 Plan. If shares of common stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased shall be added back to the 2015 Plan share reserve and shall be available again for issuance under the 2015 Plan. Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an incentive or as consideration for the exercise or purchase price of an Incentive will not be added back to the Plan share reserve and will not again become available for issuance under the Plan.
Types of Awards. Incentives under the Plan may be granted in any one or a combination of the following forms: incentive stock options and non-statutory stock options, stock appreciation rights, or SARs; stock awards, restricted stock awards and restricted stock unit awards, performance share and performance cash awards, and other forms of incentives valued in whole or in part by reference to, or otherwise based on, our common stock, including the appreciation in value thereof.
Stock Options. Non-qualified and incentive stock options may be granted to eligible participants to purchase shares of common stock from the Company. The 2015 Plan confers on the Board of Directors the discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option, provided that the purchase price shall be not less than the fair market value of the common stock subject to the option on the date of grant.
Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Board of Directors has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of an SAR.
Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the Board of Directors.
Restricted Stock and Restricted Stock Units. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the participant which restrictions will lapse after a period of time not less than three years as determined by the Board of Directors. The price at which restricted stock will be sold will be determined by the Board of Directors, and it may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the

2015 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares. The 2015 Plan also permit grants of restricted stock units, which are units that evidence the right to receive shares of common stock at a future date, subject to restrictions that may be imposed by the Board of Directors.
Performance Awards. The 2015 Plan allows us to grant cash and stock-based performance. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors and/or the compensation committee or the Board of Directors; provided, however, that any performance period must be at least one year in length.
In granting a performance award, the Board of Directors will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. The Board of Directors will establish the performance goals, based upon one or more criteria, which we refer to as performance criteria, enumerated in the 2015 Plan and described below.
Performance goals under the 2015 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) Shareholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) other measures of performance selected by the Board of Directors. Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.
Award Limits. Under the 2015 Plan, a maximum of 350,000 shares of our common stock may be granted to any one participant during any one calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum amount covered by performance awards that may be granted to any one participant in any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 350,000 shares of our common stock in the case of performance share awards and $2,000,000 in the case of performance cash awards. If a performance share award is in the form of an option, it will count only against the performance stock award limit. If a performance share award could be paid out in cash, it will count only against the performance stock award limit.
Limitation of Director Awards. Under the 2015 Plan, no director who is not also an employee of the Company or its affiliates may be granted incentives denominated in shares that exceed in the aggregate $500,000 in value in any calendar year, except to the extent that the incentive is awarded pursuant to an election by the directors to receive such incentive in lieu of all or a portion of annual and committee retainers and meeting fees.
Repricing; Cancellation and Re-Grant of Stock Awards. Except in connection with certain capitalization adjustments, neither the Board of Directors nor any committee will have the authority to reduce the exercise, purchase or strike price of any outstanding options or SAR under the 2015 Plan, or cancel any outstanding options or SARs that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other incentives under the 2015 Plan, unless the shareholders of the Company have approved such an action within twelve months prior to such an event.
Changes to Capital Structure. In the event of certain capitalization adjustments, the Board of Directors will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2015 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.
Corporate Transactions. In the event of a corporate transaction (as defined in the 2015 Plan and described below), the Board of Directors may have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or consummation of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:
•
arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our Shareholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);
•	accelerate the vesting, in whole or in part, (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;
•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;
•
cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.
For purposes of the 2015 Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of more than 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. In the event of a change in control (as defined in the 2015 Plan), the Board of Directors or a comparable committee of any corporation assuming the obligations of the Company under the 2015 Plan may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding stock options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to participant or they will terminate, and that all performance shares granted to participants are deemed earned at 100% of target levels and shall be paid.
Plan Amendments and Termination. Our Board of Directors may amend, modify, suspend, discontinue or terminate the 2015 Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to incentives granted under the 2015 Plan, (b) deletes or limits the prohibition of re-pricing incentives, or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders. In general, however, no amendment, modification, suspension, discontinuance or termination of the 2015 Plan shall impair a participant’s rights under an outstanding incentive without his or her written consent.

Transferability of Incentives. Incentives granted under the 2015 Plan may not be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the 2015 Plan or the incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder). However, stock options may be transferred by the holder thereof to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.
Clawback Policy. Awards granted under the 2015 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, or other applicable law. In addition, the Board of Directors may impose other clawback, recovery or recoupment provisions in an award agreement as the Board of Directors determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.
U.S. Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder. Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to certain of its most highly paid executive officers.
Incentive Stock Options. The 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code, or an ISO. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. We may grant under the 2015 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2015 Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Awards Under the Amended Plan
No awards will be made under the 2015 Plan from the proposed increase in authorized shares until after such increase has been approved by our shareholders. Because all awards under the 2015 Plan are within the discretion of the Compensation Committee of our Board of Directors, neither the number nor types of future 2015 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.
The following table sets forth certain information as of January 3, 2021, with respect to the 2005 Stock Incentive Plan and the 2015 Plan and does not reflect the proposed amendment to add 500,000 shares to the 2015 Plan:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by shareholders:
2005 Stock Incentive Plan	250	$28.53	—
2015 Stock Incentive Plan	557,246	4.51	186,949
TOTAL	577,496	$4.52	186,949
OTHER MATTERS
The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the four proposals described above. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.
EXECUTIVE OFFICERS OF THE COMPANY
Name	Age	Position
Jeffery Crivello	42	Chief Executive Officer, Director
Jim Gilbertson	59	Chief Financial Officer, Secretary
Albert Hank	33	Chief Operating Officer
Jeffery Crivello – See biographical information set forth under Proposal No. 1 – Election of Directors.
Jim Gilbertson has served as our Chief Financial Officer and Secretary since January 9, 2020 and our Chief Operating Officer from January 9, 2020 to January 7, 2021. Prior to that, Mr. Gilbertson served as CFO of Bluespire Inc., a digital marketing agency to the healthcare, financial and senior living industries. From 2016 to 2018, he was the Senior Vice President of the non-profit Educational Credit Management Corporation, a student loan processing business and CFO at the non-profit Zenith Education Group Inc., a multi-campus education group. Mr. Gilbertson was an Executive Business Advisor and Board Member at rareEARTH, an aromatherapy product company, from 2014 to 2016. From 2007 to 2014 he served as CFO of Granite City Food & Brewery LTD., a publicly traded restaurant chain. From 2005 to 2007, he served as Vice President, Business Development and Cable Distribution, for ValueVision Media, Inc., a publicly traded television home shopping network now named iMedia Brands, Inc. From 2001 to 2005, Mr. Gilbertson served as CFO of Navarre Corporation, a publicly traded distributor of entertainment products.

Albert Hank has served as our Chief Operating Officer since January 8, 2021. During 2020 and up to his election as COO, he served as the Senior Vice President of Operations the Company’s wholly-owned subsidiary, Famous Dave’s of America, Inc. (“FDA”). During 2018 to 2019, he served FDA in various management roles including Senior Director Strategy and Development, Senior Director of Operations and Franchise Business Consultant. From 2015 to 2017, Mr. Hank served FDA as an Area Director. Prior to that starting in 2012, he served as a General Manager of FDA’s Westbury, New York location. Mr. Hank began his career with FDA in 2005 as an hourly team member.

PROPOSAL No. 4 – Advisory Vote on Executive Compensation
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the rules of the SEC. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy and policies described in this Proxy Statement.
At the Company’s 2019 annual shareholders’ meeting, the shareholders were asked to cast an advisory vote on how frequently the Company should seek an advisory “say-on-pay” vote. In particular, the Company asked whether the “say-on-pay” vote should occur every three years, every two years, or every one year. As stated in the proxy statement for the Company’s 2019 annual shareholders’ meeting, the Company’s Board recommended that shareholders vote for an annual “say-on-pay” vote to best enable the Board and the Compensation Committee to understand and incorporate the views of the Company’s shareholders in structuring the Company’s executive compensation programs. At the 2020 annual shareholders’ meeting, the option of an annual “say-on-pay” vote received the highest number of votes cast by shareholders. Consistent with this desire for an annual “say-on-pay” vote, the Company is asking shareholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:
“RESOLVED, that the shareholders approve the compensation of the “named executive officers” of BBQ Holdings, Inc., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for the BBQ Holdings, Inc. 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described in the section entitled “Executive Compensation” below. Because the vote is advisory, it will not be binding on the Company, the Board or the Compensation Committee. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
The Board recommends that you vote FOR the proposal to approve the compensation of the Company’s named executive officers, as described in this Proxy Statement.

EXECUTIVE COMPENSATION
The following summary compensation table reflects cash and non-cash compensation for the 2019 and 2020 fiscal years awarded to or earned by (i) the principal executive officer of the Company and (ii) the other individual who would have qualified as a named executive officer but for the fact that he was not serving as an executive officer as of the end of the fiscal year (the “named executive officers”).
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	Non-Equity Incentive Compensation Plan ($)(1)	All Other Compensation ($)(3)	Total ($)
Jeffery Crivello Chief Executive Officer	2020	$259,615	$120,000	$800,497(4)	—	—	$3,942	$1,184,055
	2019	$250,000	125,000	$900,000	—	—	$1,524	$1,276,524

Jim Gilbertson(5) Chief Financial Officer	2020	222,404	90,000	$107,500	$80,118	—	$1,111	$501,132
	2019	—	—	—	—	—	—	—
(1)	The material terms of the bonus, stock, option and non-equity incentive plan awards are described and under “Employment Agreements” below.
(2)
Amounts shown reflect the grant date fair value of stock option awards granted for the respective year pursuant to the Company’s equity incentive plans, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the stock option award amount may be found in Note 9 to the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended January 3, 2021.

(3)	Represents 401(k) Company match paid during 2019 and 2020.
(4)
The amount reflects the grant date fair value of restricted stock units awarded to Mr. Crivello. The grant date fair value is determined by taking total restricted stock units granted multiplied by the closing market price on date of grant.

(5)	Mr. Gilbertson was appointed Chief Financial Officer on June 9, 2020.
Outstanding Equity Awards at Fiscal Year End
As of January 3, 2021, the Company’s named executive officers had outstanding the following stock options:
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units or Stock That Have Not Vested ($)(2)
Jeffery Crivello(1)	78,750	—	$3.90	11/14/2027	142,500	$294,975
Jim Gilbertson	17,697	32,303	4.38	1/9/2024	13,549	66,119
(1)	The material terms of Mr. Crivello’s option and stock awards are described under “Employment Agreements” below.
(2)	The market value of the unvested stock awards is based on the closing stock price on December 31, 2020 which was $4.88.
Employment Agreements
Employment Agreement with Jeffery Crivello
On November 14, 2017, the Company entered into an employment agreement with Jeffery Crivello. Mr. Crivello’s employment with the Company is governed by a three-year employment agreement. Under the employment agreement, Mr. Crivello is entitled to receive an annual base salary of $250,000 and is eligible for annual bonus compensation, at the discretion of the Board of Directors, of up to 50% of his base salary.
Pursuant to the employment agreement, on November 14, 2017, the Company granted to Mr. Crivello a 90,000 share non-qualified stock option under the Plan that will vest in equal monthly installments over two years and has an exercise price of $3.90 per share.

On April 30, 2018, in accordance with the terms of his employment agreement in effect at that time, Mr. Crivello was issued 10,000 shares of common stock as a result of the volume weighted average price of the Company’s common stock exceeding $7.00.
Pursuant to an Amendment to Mr. Crivello’s employment agreement, effective February 28, 2019, he was awarded 180,000 shares of restricted stock, vesting in equal monthly installments over 48 months beginning on February 28, 2019. In the event of an acquisition which requires the issuance of stock, and at the Board of Directors’ sole discretion, but not less than 12 months post-closing of an acquisition, Mr. Crivello shall receive additional stock in an amount equal to 2% of the shares issued in such transaction, which will vest immediately upon grant date.
On December 24, 2020, Mr. Crivello was awarded 1,024 shares of common stock as a performance bonus.
On September 2, 2020, Mr. Crivello was awarded 185,000 restricted stock units which vest over three years provided the Company’s common stock achieves a price of $8.50 per share on the applicable first, second and third anniversaries of the date of grant.
Mr. Crivello may participate in the Company’s benefit plans that are currently and hereafter maintained and for which he is eligible, including, without, limitation, group medical, 401(k), life insurance and other benefit plans. Mr. Crivello is also entitled to be reimbursed for reasonable travel and other expenses.
Pursuant to the employment agreement, Mr. Crivello agreed to customary non-competition and non-solicitation provisions.
Employment Agreement with Jim Gilbertson
Mr. Gilbertson entered into an Offer of Employment Letter on December 17, 2019 which provided for an annual base salary of $225,000. Under the Employment letter, he received a signing bonus of $30,000 in two payments. 50% of the signing bonus was paid on the first pay period in March 2020 while the remaining 50% of the signing bonus was paid on the first pay period in July, 2020. Mr. Gilbertson was eligible for a 2020 performance-based incentive award in the amount of $60,000 and in 2021 and beyond he will be eligible for a performance-based cash incentive award at a target of 35% of annual base salary. Upon the January 9, 2020 commencement of his employment, the Company also granted to Mr. Gilbertson a stock option for the purchase of 50,000 shares of common stock under our 2015 Equity Incentive Plan. The option vests over a four-year period.
Mr. Gilbertson may participate in the Company’s benefit plans that are currently and hereafter maintained and for which he is eligible, including, without, limitation, group medical, 401(k), life insurance and other benefit plans. Mr. Gilbertson is also entitled to be reimbursed for reasonable travel and other expenses.
On September 2, 2020, Mr. Gilbertson was awarded 25,000 restricted stock units which vest over three years provided the Company’s common stock achieves a price of $8.50 per share on the applicable first, second and third anniversaries of the date of grant.
Description of Additional Compensation Plans and Practices
Deferred Compensation Plan
The Company maintains a Non-Qualified Deferred Compensation Plan in which employees who are at the “director” level and above are eligible to participate. None of the named executive officers have participated in this plan. Participants must complete a deferral election each year and submit it to the Company, prior to the beginning of the fiscal year for which the compensation pertains, indicating the level of compensation (salary, bonus and commissions) they wish to have deferred for the coming year. This deferral election is irrevocable except to the extent permitted by the plan’s administrator, and the applicable regulations promulgated by the Internal Revenue Service. For fiscal 2019 and 2020, the Company matched 25.0% of the first 4.0% contributed by participants and paid declared interest rates of 6.0% on balances contributed.
Deferral periods are defined as the earlier of termination of employment or not less than three calendar years following the end of the applicable plan year. Extensions of the deferral period for a minimum of five years are allowed, provided the election is made at least one year before the first payment affected by the change. Payments can be in a lump sum or in equal payments over a two-, five- or ten-year period, plus interest from the commencement date.

The plan assets are kept in an unsecured account that has no trust fund. In the event of bankruptcy, any future payments would have no greater rights than that of an unsecured general creditor of the Company and they confer no legal rights for interest or claim on any assets of the Company. Benefits provided by the deferred compensation plan are not insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 (“ERISA”), because the pension insurance provisions of ERISA do not apply to the Deferred Compensation Plan.
Other Benefits
The Company provides additional benefit plans to employees, including the named executive officers, such as medical, dental, life insurance and disability coverage, flex benefit accounts, 401(k) plan, and an employee assistance program. The Company also provides vacation and other paid holidays to employees, including the named executive officers, which are comparable to those provided at other companies of comparable size.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to certain of its most highly paid executive officers. The exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements has been repealed, effective for tax years beginning after December 31, 2017. The Company has generally not paid compensation in excess of $1,000,000 to any single executive officer in the past. Incentive compensation, including equity incentive awards, has not generally been structured to meet all of such requirements, and, as such, may not be fully deductible.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board of Directors
The size of our Board of Directors is set at eight. We currently have seven members serving as directors with one vacancy. The following directors, constituting a majority of the Board, are “independent directors” as such term is defined in Rule 5605(a) (2) of the Nasdaq Stock Market’s Marketplace Rules: Peter O. Haeg, David L. Kanen, Richard Welch and Bryan L. Wolff. The Board of Directors held four formal meetings during fiscal 2020. David L. Kanen is the non-executive chairman of the Company’s Board of Directors.
Board of Directors Role in Risk Oversight
The Audit Committee of the Board of Directors has been delegated the responsibility for risk oversight. In overseeing the Company’s risk management, the Audit Committee adheres to a detailed committee responsibilities calendar that addresses various risk-related matters. These matters include but are not limited to:
•	meeting with management and the Company’s independent registered public accountant in separate executive sessions;
•	interacting with management and the internal audit function;
•
considering and reviewing with the Company’s independent registered public accountant the Company’s assessment and any related attestation (including related reports) on internal control over financial reporting, the adequacy of such controls and recommendations for improvements;

•
inquiring of the Company’s finance and accounting function managers and the Company’s independent registered public accountant about significant risks or exposures, and any significant accounts that require management judgment;

•	reviewing the Company’s policies for risk assessment and risk management, and assessing steps taken or to be taken to control such risk;
•	assessing the oversight and management of the information risks, including those related to Company Information Technology projects; and
•	overseeing the Company’s investment policies
Committees of the Board of Directors
The Company has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. During fiscal 2020, each member of the Board of Directors attended at least 75% of the Board meetings and meetings of committees to which they belong during the period in which such member served as a director. Although the Company has no formal policy regarding directors’ attendance at the Company’s annual shareholders meetings, the Company encourages such attendance by members of the Board of Directors. All but one of the Company’s eight directors serving on the Board of Directors at the time of the Company’s most recent annual shareholders’ meeting, held June 16, 2020, were in attendance at that meeting.
Below is a summary of the Company’s board committee structure and current committee membership information.
Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Jeffery Crivello
Charles E. Davidson
Anand D. Gala
Peter O. Haeg	Member	Member	Member
David L. Kanen		Member
Richard Welch	Member	Member
Bryan L. Wolff	Chairman	Member	Chairman
Audit Committee of the Board of Directors
The Company has established a three-member Audit Committee within the Board of Directors that currently consists of Chairman Bryan L. Wolff, Peter O. Haeg and Richard S. Welch. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available at the Company’s website at https://ir.bbqholdco.com/corporate-governance/highlights. The charter reflects the Audit Committee’s increased responsibilities as a result of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq Stock Market corporate governance standards. As set forth in the charter, the primary responsibilities of the Audit Committee include: (i) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (ii) reviewing and appraising the audit performed by the Company’s independent registered public accounting firm; and (iii) providing an open avenue of communication among the independent registered public accounting firm, financial and senior management and the Board of Directors. The charter also requires that the Audit Committee review and pre-approve the performance of all audit and non-audit accounting services to be performed by the Company’s independent registered public accounting firm, other than certain de minimis exceptions permitted by Section 202 of the Sarbanes-Oxley Act of 2002.
The Board of Directors has determined that at least one member of the Audit Committee, Bryan L. Wolff, qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. In addition, each member of the Audit Committee is an “independent director,” as such term is defined in Rule 5605(a)(2) of the Nasdaq Stock Market’s Marketplace Rules, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board of Directors has also determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.
The Audit Committee held four formal meetings during fiscal 2019.
Report of the Audit Committee
The Company’s management has primary responsibility for the Company’s internal controls and preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm for fiscal 2020, Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting, internal controls, and audit functions.
The Audit Committee has reviewed the Company’s audited consolidated financial statements for the last fiscal year and discussed them with management.
The Audit Committee has discussed with Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.
The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021 for filing with the SEC.
THE AUDIT COMMITTEE BRYAN L. WOLFF, Chairman PETER O. HAEG RICHARD WELCH
Compensation Committee of the Board of Directors
The Company has established a Compensation Committee within the Board of Directors that currently consists of Chairman, Bryan L. Wolff, Peter O. Haeg, David L. Kanen and Richard S. Welch. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available at the Company’s website at https://ir.bbqholdco.com/corporate-governance/highlights. The Compensation Committee reviews the Company’s remuneration policies and practices, makes recommendations to the full

Board in connection with all compensation matters affecting the Company and administers the Company’s incentive compensation plans. The Compensation Committee of the Board of Directors has direct oversight and responsibility for the Company’s executive compensation policies and programs. The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors, and has the authority to retain, terminate and approve the fees payable to any external compensation consultant to assist in the evaluation of director, and senior executive compensation. The Compensation Committee assesses the independence of any compensation consultant that it elects to engage.
Compensation Philosophy
Our executive compensation philosophy has been based on adopting compensation programs driven by short and long-term financial performance metrics designed to ensure management is incented to increase shareholder value over time. The Company’s executive compensation policies and programs are designed to provide:
•	a means for the Company to attract, motivate, reward and retain qualified executives in a competitive environment;
•	competitive levels of compensation that integrate with the Company’s annual objectives and long-term goals;
•	incentives that promote sustained short- and long-term financial growth and return in order to increase intrinsic value per share;
•	a reward system for extraordinary performance that recognizes individual initiative and achievements; and
•	a means to optimize performance without encouraging unreasonable risks or incentivizing behavior that would be reasonably likely to result in a material adverse effect on the Company.
The Compensation Committee believes that the total compensation program for executives should consist of the following elements, each determined by individual and corporate performance:
•	Base salary compensation; and
•	Incentive compensation, both in the form of annual cash bonus and long-term stock-based incentive awards.
In addition to the compensation program elements listed above, we have established a Non-Qualified Deferred Compensation Plan in which our executives are entitled to participate. The Compensation Committee believes that the availability of this plan adds to the attractiveness of the Company’s overall compensation program and positively impacts the Company’s ability to hire and retain qualified executives.
Compensation Procedures
Our Compensation Committee approves, on an annual basis, the competitiveness of our overall executive compensation programs, including the appropriate mix between cash and non-cash compensation as well as annual and long-term incentives. As set forth in its written charter, our Compensation Committee has access to resources it deems appropriate to accomplish its responsibilities, including the sole authority to retain (with funding provided by the Company) legal counsel and experts in the field of executive compensation after taking into consideration the independence related factors required under applicable Nasdaq listing standards. The Compensation Committee has the sole authority to retain and to terminate such advisors, and to approve the fees and other retention terms. During fiscal 2020, the Compensation Committee primarily relied upon internal Company resources to generate information on which to benchmark the Company’s compensation practices.
Generally, our Chief Executive Officer has provided input to our Compensation Committee regarding executive compensation and participated in the ultimate determination of compensation for the Company’s other executives. However, our Chief Executive Officer does not have direct involvement in the determination of his own compensation, the determination and structure of which is the sole responsibility of the Compensation Committee.

The Compensation Committee held six meetings during fiscal 2020.
Corporate Governance and Nominating Committee of the Board of Directors
The Company has established a Corporate Governance and Nominating Committee within the Board of Directors that consists of Chairman Bryan L. Wolff, and Peter O. Haeg. Messrs. Wolff and Haeg satisfy the independence requirements of the Nasdaq Stock Marketplace Rules. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, a copy of which is available at the Company’s website at https://ir.bbqholdco.com/corporate-governance/highlights. The primary role of the Corporate Governance and Nominating Committee is to consider and make recommendations to the full Board of Directors concerning the appropriate size, function and needs of the Board, including establishing criteria for Board membership and considering, recruiting and recommending candidates (including those recommended by shareholders) to fill new Board positions. The Corporate Governance and Nominating Committee also considers and advises the full Board on matters of corporate governance and monitors and recommends the functions of, and membership on, the various committees of the Board.
The Corporate Governance and Nominating Committee (or a subcommittee thereof) recruits and considers director candidates and presents all qualified candidates to the full Board for consideration. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin, disability, marital or veteran status, or any other legally protected status.
In identifying and evaluating potential candidates to be nominees for directors, the Corporate Governance and Nominating Committee has the flexibility to consider such factors as it deems appropriate under relevant circumstances. These factors may include education, general business and industry experience, ability to act on behalf of shareholders and build long term shareholder value, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees. The Corporate Governance and Nominating Committee believes that a Board comprised of directors with diverse skills and experiences relevant to the Company’s industry will result in efficient and competent oversight of the Company’s various core competencies, which include restaurant operations, franchise operations, real estate, marketing and financial and accounting. As such, the Corporate Governance and Nominating Committee considers the interplay of a director candidate’s experience with that of other members of the Board of Directors.
If the Corporate Governance and Nominating Committee approves a candidate for further review following an initial screening, the Corporate Governance and Nominating Committee will establish an interview process for the candidate. Generally, the candidate will meet with at least a majority of the members of the Corporate Governance and Nominating Committee, along with the Company’s Chief Executive Officer. Contemporaneously with the interview process, the Corporate Governance and Nominating Committee will conduct a comprehensive conflicts-of-interest assessment of the candidate. The Corporate Governance and Nominating Committee will consider reports of the interviews and the conflicts-of-interest assessment to determine whether to recommend the candidate to the full Board of Directors. The Corporate Governance and Nominating Committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters and willingness to assume broad, fiduciary responsibility.
The Corporate Governance and Nominating Committee will consider recommendations by shareholders of candidates for election to the Board of Directors. Any shareholder who wishes that the Corporate Governance and Nominating Committee consider a candidate must follow the procedures set forth in our Bylaws. Under our Bylaws, if a shareholder plans to nominate a person as a director at a meeting, the shareholder is required to place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 60 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2022 annual shareholders’ meeting, notices must be delivered to or mailed and received not prior to December 28, 2021 and not later than February 26, 2022. If the date of our 2022 annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the Annual Meeting, timely notice by a shareholder may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2022 annual shareholders’ meeting will be held or the date on which we issue a press release, filed a periodic report with the SEC or otherwise publicly disseminated notice that the 2022 annual shareholders’ meeting will be held. To enable the Corporate Governance and Nominating Committee to evaluate the candidate’s qualifications, shareholder recommendations must include the following information:
•	As to each person the shareholder proposes to nominate for election or reelection as a director:
○	the name, age, business address and residence address of such individual;
○	the class, series and number of any shares of our stock that are beneficially owned or owned of record by such individual;
○	the date such shares were acquired and the investment intent of such acquisition;
○
all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

○
all information with respect to such individual that would be required to be set forth in a shareholder’s notice pursuant to Section 4.3 of our Bylaws if such proposed individual were a Nominating Person (as such term is defined in our Bylaws and summarized below); and

○
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposed nominee, his or her respective affiliates and associates and any other persons with whom the proposed nominee (or any of his or her respective affiliates and associates) is “Acting in Concert” (as such term is defined in our Bylaws), on the one hand, and any Nominating Person, on the other hand;

•
As to each “Nominating Person” (which our Bylaws define as the nominating shareholder, the beneficial owner(s), if different, on whose behalf the notice of proposed nomination is made, any affiliate or associate of such shareholder or beneficial owner(s), and any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert):

○	the class, series and number of all shares of our stock which are, directly or indirectly, owned of record or beneficially owned by such Nominating Persons;
○	the full notional amount of any Synthetic Equity Position (as such term is defined in our Bylaws);
○	any Short Interests (as such term is defined in our Bylaws); and
○	any Performance-Related Fees (as such term is defined in our Bylaws);
•	The name and address of such Nominating Person, as they appear on our stock ledger;
•
To the extent known by the nominating shareholder or any other Nominating Person, the name and address of any other shareholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such shareholder’s notice; and

•
Any other information relating to such Nominating Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Nominating Person in support of the nominees proposed to be nominated for election or reelection as a director at the meeting pursuant to Section 14(a) of the Exchange Act.

The above description is only a summary of the procedures required to be followed by shareholders who wish to nominate a proposed director candidate for election to our Board. Please refer to our Bylaws for a complete description of such procedures.
The Corporate Governance and Nominating Committee held two meetings during fiscal 2020.

Corporate Governance, Ethics and Business Conduct
The Company’s Board of Directors firmly believes that the commitment to sound corporate governance practices is essential to obtaining and retaining the trust of investors, team members, guests and suppliers. The Company’s corporate governance practices reflect the requirements of applicable securities laws, including the Sarbanes-Oxley Act of 2002, the Nasdaq Stock Market listing requirements and the Company’s own vision of good governance practices.
The Company is committed to conducting business lawfully and ethically. All of its employees, including its Chief Executive Officer and other executives are required to act at all times with honesty and integrity. The Company’s Code of Ethics and Business Conduct covers areas of professional conduct, including workplace behavior, conflicts of interest, fair dealing with competitors, guests and vendors, the protection of Company assets, trading in Company securities and confidentiality, among others. The Code of Ethics and Business Conduct requires strict adherence to all laws and regulations applicable to our business and also describes the means by which any employee can provide an anonymous report of an actual or apparent violation of our Code of Ethics and Business Conduct. In addition to the Code of Ethics and Business Conduct, the Company has adopted a separate Code of Ethics specifically applicable to the Company’s Chief Executive Officer, Chief Financial Officer, and Key Financial and Accounting Management.
The full text of the BBQ Holdings, Inc. Code of Ethics and Business Conduct and the Code of Ethics specifically applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Key Financial and Accounting Management are each available online at https://ir.bbqholdco.com/corporate-governance/highlights.
Ability of Shareholders to Communicate with the Company’s Board of Directors
The Company’s Board of Directors has established several means for shareholders and others to communicate with the Company’s Board of Directors. If a shareholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the chairman of the Company’s Audit Committee in care of the Company’s Secretary at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the chairman of the Corporate Governance and Nominating Committee in care of the Company’s Secretary at the Company’s headquarters address. If a shareholder wishes to provide input with respect to the Company’s executive compensation policies and programs, input should be submitted in writing to the chairman of the Company’s Compensation Committee in care of the Company’s Secretary at the Company’s headquarters address or by email address to compensationcommittee@bbq-holdings.com. If a shareholder is unsure as to which category the concern relates, the shareholder may communicate it to any one of the independent directors in care of the Company’s Secretary at the Company’s headquarters address. All shareholder communications sent in care of the Company’s Secretary will be forwarded promptly to the applicable director(s).
Prohibition against Hedging Transactions
Pursuant to our insider trading policy, short sales of the Company’s securities are prohibited. This prohibition also applies to any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities.
Policies and Procedures for the Consideration and Determination of Director Compensation
Each year, the Corporate Governance and Nominating Committee reviews the Board’s compensation in relation to other companies nationwide and recommends any changes in Board compensation to the full Board of Directors for approval. As needed, the Compensation Committee will also review and make recommendations to the Board. The Compensation Committee also approves any grants of equity incentives to directors under the Company’s equity incentive plans.

Director Compensation
During fiscal 2020, certain of our directors received cash payments for their services as our director. Upon appointment, our independent directors are generally granted an option to purchase 20,000 shares of our common stock, which vests annually over a five-year period. The following table sets forth information concerning director compensation earned during the fiscal year ended January 3, 2021:
Name	Fees Earned or Paid in Cash	Option Awards ($)(1)	Total ($)
Anand D. Gala(2)	$—	$—	$—
Charles E. Davidson	—	—	—
Peter O. Haeg(2)	—	—	—
David L. Kanen(2)	—	—	—
Joseph M. Jacobs	—	—	—
Richard A. Shapiro	—	—	—
Richard Welch(2)	20,000	—	20,000
Bryan L. Wolff(2)	25,000	47,007	72,007
(1)
Amount shown reflects the grant date fair value of stock option award granted during fiscal 2020, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 9 “Stock-Based Compensation” to the accompanying notes to the consolidated financial statements.

(2)
Each of Messrs. Gala, Haeg and Welch hold options to purchase 20,000 shares of our common stock. Mr. Kanen holds an option to purchase 40,000 shares of our common stock. Mr. Wolff holds options to purchase 36,653 shares of our common stock, which includes a fully-vested option to purchase 27,000 shares of our common stock granted to him in fiscal 2020 in connection with his service as the Chair of the Audit Committee.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The Company has one class of voting securities outstanding, Common Stock, $0.01 par value, of which 9,307,442 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders. Shares beneficially owned below include shares that each owner below has the right to acquire in the Company’s ongoing rights offering.
The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director or director nominee, (iii) each named executive officer identified in the Summary Compensation Table, and (iv) all named executive officers and directors as a group. Unless otherwise indicated, the address of each of the following persons is 12701 Whitewater Drive, Suite 100, Minnetonka, Minnesota 55343, and each such person has sole voting and investment power with respect to the shares of Common Stock set forth opposite each of their respective names.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Total
Executive Officers:
Jeffery Crivello (Chief Executive Officer)(1)	296,024	3.2%
James G. Gilbertson (Chief Financial Officer)(2)	15,625	*
Non-Employee Directors:
David L. Kanen (Non-Executive Chairman of the Board)(2)(3)	1,707,152	18.3%
Anand D. Gala(2)	16,000	*
Charles E. Davidson(5)	1,685,556	17.4%
Peter O. Haeg(2)(5)	430,169	4.6%
Richard Welch(2)	12,000	*
Bryan L. Wolff(2)	50,000	*
All Directors and Executive Officers as a group (9 people)(2)	4,172,967	43.8%
Other 5% Beneficial Owners
Wexford Capital LP(6) 411 West Putnam Avenue, Suite 125, Greenwich, CT 06830	1,685,556	17.4%
Bandera Master Fund L.P.(7) Broad Street, Suite 1820, New York, NY 10004	1,414,838	15.2%
Renaissance Technologies, LLC(8) 800 Third Avenue, New York, New York 10022	537,027	5.8%
*	Less than 1%
(1)	Includes 73,152 shares that Mr. Crivello has the right to acquire within 60 days and 86,250 shares of restricted stock.
(2)
Includes the right to acquire shares within 60 days as follows: Mr. Gilbertson-15,625; Mr. Kanen-40,000; Mr. Gala-16,000; Mr. Haeg-12,000; Mr. Welch-12,000; Mr. Wolf-36,653 and All Directors and Executive Officers as a group-209,596.

(3)
Based upon a Form 4 filed by Mr. Kanen with the SEC on September 8, 2020 which includes shares owned by Philotimo Fund LP (“Philotimo”) and Kanen Wealth Management, LLC (“KWM”). Mr. Kanen, as the managing member of KWM, may be deemed to beneficially own the 1,103,247 shares of Common Stock held in customer accounts managed by KWM (including the 83,441 shares held in Mr. Kanen’s personal account) and the 563,905 shares of Common Stock held by the Philotimo, of which KWM is the general partner. Mr. Kanen expressly disclaims such beneficial ownership except to the extent of his pecuniary interest therein.

(4)
Represents 1,685,556 shares held by Debello Investors LLC, Wexford Focused Investors LLC, and Wexford Spectrum Investors LLC (collectively, the “Purchasing Entities”). Mr. Davidson disclaims beneficial ownership of the shares held by the Purchasing Entities except to the extent of his actual pecuniary interest therein. See footnote 6 below.

(5)
Based upon a joint statement on Schedule 13D filed with the SEC on November 20, 2017 by FS Special Opportunities I, L.P., Farnam Street Capital, Inc., Raymond E. Cabillot and Peter O. Haeg. The reporting persons may be deemed to beneficially own the securities which these entities possess.

(6)
Based upon joint statements on Schedule 13D/A filed with the SEC on April 17, 2018. Includes 37,695 shares that are directly owned by Debello Investors LLC (“DI”), 78,403 shares that are directly owned by Wexford Focused Investors LLC (“WFI”), and 1,569,458 shares that are directly owned by Wexford Spectrum Investors LLC (“WSI”, and together with DI and WFI, the “Purchasing Entities”). Wexford Capital LP (“Wexford Capital”) may, by reason of its status as manager of the Purchasing Entities, be deemed to own beneficially the securities of which the Purchasing Entities possess beneficial ownership. Wexford GP LLC (“Wexford GP”) may, as the General Partner of Wexford Capital, be deemed to own beneficially the securities of which the Purchasing Entities possess beneficial ownership. Each of Charles E. Davidson (“Davidson”) and Joseph M. Jacobs (“Jacobs”) may, by reason of his status as a controlling person of Wexford GP, be deemed to own beneficially the securities of which the Purchasing Entities possess beneficial ownership. Each of Wexford Capital, Wexford GP, Davidson and Jacobs shares the power to vote and to dispose of the securities beneficially owned by the Purchasing Entities. Each of Wexford Capital, Wexford GP, Davidson and Jacobs disclaims beneficial ownership of the securities owned by the Purchasing Entities and the joint statements on Schedule 13D are not an admission that they are the beneficial owners of such securities except, in the case of Davidson and Jacobs, to the extent of their personal ownership interests in any of the members of the Purchasing Entities.
(7)
Based upon a statement on Form 4 filed with the SEC on April 14, 2021. Bandera Partners LLC (“Bandera Partners”) is the investment manager of Bandera Master Fund L.P. (“Bandera Master Fund”). Bandera Master Fund has granted to Bandera Partners the sole and exclusive authority to vote and dispose of the shares held directly by Bandera Master Fund. Each of Gregory Bylinsky and Jefferson Gramm are Managing Partners, Managing Directors and Portfolio Managers of Bandera Partners. By virtue of these relationships, each of Bandera Partners and Messrs. Bylinsky and Gramm may be deemed to beneficially own the shares owned directly by Bandera Master Fund.

(8)	Based upon a statement on Schedule 13G filed with the SEC on February 11, 2021.
Based on information provided to the Company by its directors, director nominees and executive officers, no director, director nominee or named executive officer holds shares beneficially owned by him or her in a margin account as collateral for a margin loan, and no shares beneficially owned by the Company’s directors and named executive officers have been pledged as collateral for a loan.

CERTAIN TRANSACTIONS
In accordance with the Company’s Audit Committee charter, the Company’s Audit Committee is responsible for reviewing policies and procedures with respect to related party transactions required to be disclosed pursuant to Item 404(a) of the SEC’s Regulation S-K (including transactions between the Company and its officers and directors, or affiliates of such officers or directors), and approving the terms and conditions of such related party transactions.
Anand D. Gala currently serves as a director of the Company and has been nominated for re-election at the Annual Meeting. Mr. Gala is the Founder, President and Chief Executive Officer of Gala Holdings International, a diversified holding company that conducts consulting, restaurant development and management operations. As a Company franchisee, Gala Holdings International paid approximately $1.6 million and $1.1 million in franchise royalties and contributions to the Company’s system-wide marketing fund for the Company’s 2019 and 2020 fiscal years, respectively.
An entity that Charles Davidson, a beneficial owner of approximately 17.4% of our company, controls is a franchisee of the Company. As a Company franchisee, Mr. Davidson paid approximately $314,000 and $515,000 in franchise royalties and contributions to the Company’s system-wide marketing fund for the Company’s 2019 and 2020 fiscal years, respectively.
A On November 10, 2017, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and between the Company and PW Partners, LLC (“PW Partners”). Pursuant to the Purchase Agreement, the Company sold to PW Partners on behalf of its designated client, FS Special Opportunities I, L.P. (the “Purchaser’s Designee”), 418,169 shares of our common stock (the “Private Placement”). The Purchase Agreement provides further that PW Partners has assigned its rights under the Purchase Agreement to the Purchaser’s Designee; provided, however, that PW Partners retains its obligations under the Purchase Agreement.
On January 29, 2018, the Company entered into a Standby Purchase Agreement (the “Standby Purchase Agreement”) with PW Partners, in connection with a non-transferable rights offering (the “Rights Offering”). The Standby Purchase Agreement provided that PW Partners will (a) exercise its non-transferable rights to subscribe for and purchase its pro rata amount of newly-issued shares of the Company’s common stock, at a price per share, which the Company’s board of directors set at $3.50 per share (the “Subscription Price”), and (b) purchase in a private placement separate from the Rights Offering, at the Subscription Price and subject to the terms and conditions of the Standby Purchase Agreement, any shares of the Company’s common stock that were not subscribed for in the Rights Offering pursuant to the Company’s Shareholders’ exercise of their rights. Notwithstanding the foregoing, the Standby Purchase Agreement also provided that PW Partners will not purchase shares of the Company’s common stock in an amount that would result in the Standby Purchaser beneficially owning 20% or more of the outstanding common stock after such purchase.
On December 8, 2017, as a part of settlement of a legal dispute and distressed situation, the Company approved the transfer of seven franchise restaurants in Utah and Washington (the “Transferred Restaurants”) to an entity (the “Acquirer”) controlled by Charles Davidson.
The previous franchisee of these seven restaurants experienced financial difficulties for more than one year and, at the time of the sale to the Acquirer, was more than one year in arrears with royalty, miscellaneous and national advertising fund payments that totaled approximately $1.4 million. The previous franchisee engaged a broker who marketed the franchise for several months, which resulted in two potential buyers, one of whom dropped out of the process. These stores were severely neglected, and this was determined to be the best path to economic recovery.
In connection with settling the dispute with the previous franchisee, the Company collected $350,000 in cash from the previous franchisee. Pursuant to the settlement, the Company wrote off accounts receivable of approximately $1.0 million.
As part of the transaction, the Company agreed to certain concessions in order to facilitate the transfer of the Transferred Restaurants to the Acquirer and to incentivize the Acquirer to invest the funds necessary to improve the operations of the Transferred Restaurants and to provide innovation to the Famous Dave’s concept. The economic concessions consisted of the following:
•	A $500,000 repairs and maintenance credit (the “R&M Credit”), payable through a 50% reduction in required royalty payments until the credit is exhausted;

•
Royalty relief, in addition to the R&M Credit, of 2.0% in months one through 12 for an effective royalty rate of 3.0% and 1.0% in months 13 through 24 for an effective royalty rate of 4.0%, and a full royalty of 5.0% to be paid thereafter (“Royalty Relief”);

•	Development rights in the states of Utah and Washington in exchange for a commitment to open three restaurants before May 1, 2027; and,
•	Waiver of initial and future franchise fees and area development fees.
In addition to these economic concessions, the Company modified its standard franchise agreement to eliminate or limit certain obligations of Acquirer as a franchisee, including:
•	Waiver of reacquisition fees for two additional ten-year terms;
•	Acquirer will spend 1.0% of net sales on local marketing, as opposed to the standard 1.5%.

PROPOSALS OF SHAREHOLDERS
Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2022 annual shareholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be timely under Rule 14a-8, a shareholder proposal must be received by our Corporate Secretary at BBQ Holdings, Inc., 12701 Whitewater Drive, Suite 100, Minnetonka, Minnesota, 55343, by January 6, 2022.
Under our Bylaws, if a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual shareholders’ meeting (other than director nominations), that shareholder must deliver notice of the proposal at our principal executive offices not less than 60 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2022 annual shareholders’ meeting, notices must be received not prior to January 6, 2022 and not later than February 7, 2022.
If a shareholder plans to nominate a person as a director at an annual shareholders’ meeting, our Bylaws require that the shareholder place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 60 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2022 annual shareholders’ meeting, notices must be delivered to or mailed and received not prior to January 6, 2022 and not later than February 7, 2022.
If the date of our 2022 annual shareholders’ meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the Annual Meeting, timely notice of shareholder proposals and shareholder nominations for directors may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2022 annual shareholders’ meeting will be held or the date on which we issue a press release, filed a periodic report with the SEC or otherwise publicly disseminated notice that the 2022 annual shareholders’ meeting will be held.
Notices of shareholder proposals and shareholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. The Company suggests that any such proposal be submitted by certified mail return receipt requested.
HOUSEHOLDING
The SEC permits a procedure called “householding” for the delivery of proxy information to shareholders. Under this procedure, certain shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials unless one or more of such shareholders notifies us that they would like to receive individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. The Company initiated householding to reduce printing costs and postage fees.
The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement and annual report in a separate envelope, as applicable, to a shareholder at a shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy materials in a separate envelope either now or in the future, please contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently receiving separate copies and wish to receive only one copy of future proxy materials for your household, in one envelope, please contact Broadridge at the above phone number or address.
SOLICITATION
The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by the Company for their expenses in doing so. Proxies may be solicited personally, by telephone, by telegram or by special letter.
The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.
By Order of the Board of Directors

/s/ Jeffery Crivello Chief Executive Officer

EXHIBIT A

BBQ HOLDINGS, INC.

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

(Effective April 26, 2021)
1. General.
1.1 Purpose. The purpose of the 2015 Equity Incentive Plan, as amended and restated hereby (the “Plan”) of BBQ Holdings, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate Employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value per share, of the Company (“Common Stock”) on terms determined under this Plan.
1.2 Eligible Participants. Employees, Directors and Consultants are eligible to receive Incentives. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.
1.3 Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and non-statutory stock options (Section 4); (b) stock appreciation rights (“SARs”) (Section 5); (c) stock awards, restricted stock awards and restricted stock unit awards (Section 6); (d) performance awards (Section 7), and (e) other forms of Incentives valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (with the Board having sole and complete authority to determine the persons to whom and the time or times at which such other forms of Incentives will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other Incentives. Subject to the specific limitations provided in this Plan, payment of Incentives may also be in the form of cash, Common Stock or combinations thereof as the Board shall determine, and with such other restrictions as it may impose.
1.4 Status of Prior Plan. The Plan is intended as a new equity incentive plan that is separate from the Company’s 2005 Stock Incentive Plan (the “Prior Plan”). No additional Incentives may be granted under the Prior Plan. Any shares of Common Stock that are set aside under the Prior Plan’s share reserve but which are not subject to any outstanding Incentives under the Prior Plan (the “Prior Plan’s Available Reserve”) as of 12:01 a.m. Central Standard Time on the original effective date of the 2015 Equity Incentive Plan (“Original Effective Date”) will cease to be available for use under the Prior Plan at such time and will be added to this Plan’s Share Reserve (as further described in Section 3.1) and be then immediately available for issuance pursuant to Incentives. In addition, from and after 12:01 a.m. Central Standard Time on the Original Effective Date, all outstanding Incentives granted under the Prior Plan will remain subject to the terms of the Prior Plan. All Incentives granted on or after 12:01 a.m. Central Standard Time on the Original Effective Date of this Plan will be subject to the terms of this Plan.
2. Administration.
2.1 Administration by the Board. The Plan shall be administered by the board of directors of the Company (the “Board”). The Board may delegate administration of the Plan to a stock option or compensation committee of the Board to whom authority has been delegated by the Board, in accordance with Section 2.3 (a “Committee”).
2.2 Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a) To determine: (i) who will be granted Incentives; (ii) when and how each Incentive will be granted; (iii) what type of Incentive will be granted; (iv) the provisions of each Incentive (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Incentive; (v) the number of shares of Common Stock subject to, or the cash value of, an Incentive; and (vi) the Fair Market Value applicable to an Incentive.
(b) To construe and interpret the Plan and Incentives granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Incentives. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any written agreement (an “Incentive Agreement”) between the Company and a person to whom an Incentive is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive (a “Participant”), in a manner and to the extent it will deem necessary or expedient to make the Plan or Incentive fully effective.
(c) To settle all controversies regarding the Plan and Incentives granted under it.
(d) To accelerate, in whole or in part, the time at which an Incentive may be exercised or vest (or at which cash or shares of Common Stock may be issued).
(e) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Incentive Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Incentive without his or her written consent except as provided in subsection (viii) below.
(f) To submit the Plan and any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Internal Revenue Code of 1986, as amended (including the regulations promulgated thereunder, the “Code”) regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to “covered employees” (within the meaning of Section 162(m)(3) under the Code), (B) Section 422 of the Code regarding incentive stock options, or (C) Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “Exchange Act”) (“Rule 16b-3”).
(g) To approve forms of Incentive Agreements for use under the Plan and to amend the terms of any one or more Incentives, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Incentive Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Incentive will not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, (A) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (B) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Incentives without the affected Participant’s consent: (1) to maintain the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (2) to change the terms of an Incentive Stock Option, if such change results in impairment of the Incentive solely because it impairs the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (3) to clarify the manner of exemption from, or to bring the Incentive into compliance with, Section 409A; or (4) to comply with other applicable laws or securities exchange rule or listing requirements.
(h) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Incentives.
(i) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Incentive Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
2.3 Delegation to Committee.
(a) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or re-vest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(b) Section 162(m) and Rule 16b-3 Compliance. The Committee shall consist of not less than two (2) Directors. During any time period in which the Company has a class of equity securities registered under Section 12 of the Exchange Act, each such Committee member or, if applicable, each member of a subcommittee to which power to administer the Company’s equity incentive plans and compensation under Section 162(m) under the Code, has been delegated, shall be an “outside director” within the meaning of Section 162(m) under the Code and a “non-employee director” within the meaning of Rule 16b-3.
2.4 Delegation to an Officer. The Board may delegate to one (1) or more Directors or officers of the Company (within the meaning of Section 16 of the Exchange Act, “Officers”), subject to such terms, conditions and limitation as the Board may establish in its discretion, the authority to grant Incentives; provided, however, that the Board shall not delegate such authority (i) with respect to grants of Incentives to be made to Officers or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) under the Code, applicable exchange rules or applicable corporate law.
2.5 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
2.6 Cancellation and Re-Grant of Incentives. Except in connection with a Capitalization Adjustment, neither the Board nor any Committee will have the authority to: (a) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan; or (b) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Incentives under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.
3. Shares Subject to the Plan.
3.1. Number of Shares. Subject to adjustment in connection with a Capitalization Adjustment, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
3.2. Share Counting.
(a) To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 5.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.
(b) In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.
(c) To the extent that the full number of shares subject to a performance share award other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(d) In the event that shares of Common Stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.
(e) Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an Incentive or as consideration for the exercise or purchase price of an Incentive shall not be added back to the Plan share reserve and shall not again become available for issuance under the Plan.
3.3 Incentive Stock Option Limit. Subject to Section 9.1 relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 350,000 shares of Common Stock.
3.4 Section 162(m) Limitations. Subject to Section 9.1 relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply:
(a) A maximum of 350,000 shares of Common Stock subject to stock options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Incentive is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Incentive will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Incentive is approved by the Company’s shareholders.
(b) A maximum of 350,000 performance shares may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).
(c) A maximum of $2,000,000 may be granted as a performance cash awards to any one Participant during any one calendar year.
3.5 Limitation on Awards Granted to Non-Employee Directors. No Director who is not also an Employee may be granted any Incentive or Incentives denominated in shares that exceed in the aggregate $500,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Incentive made pursuant to any election by the Directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees.
3.6 Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued Common Stock.
4. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted under this Plan shall be subject to the following terms and conditions:
4.1 Price. The option price per share shall be determined by the Board, subject to adjustment under Section 9.1; provided that option price shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.
4.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.
4.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant, but shall not become exercisable more quickly than ratably over three years unless the Board determines in its discretion that a faster schedule is warranted.
4.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board, or (d) in any other form of legal consideration that may be acceptable to the Board or is specified in the applicable Incentive Agreement. The shares of Common Stock delivered by the participant pursuant to Section 4.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Board. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.
4.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant Incentive Stock Options:
(a) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-statutory stock options, notwithstanding any contrary provision of the applicable Incentive Agreement(s).
(b) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.
(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.
(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.
(e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.
(f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

5. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 5.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR under this Plan shall be subject to the following terms and conditions:
5.1 .Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.
5.2. Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Board but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Board, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.
5.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 5.4.
5.4. Payment. Subject to the right of the Board to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:
(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 10.6); by
(b) the Fair Market Value of a share of Common Stock on the exercise date.
In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Board may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.
6. Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. Restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. Restricted stock units evidence the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:
6.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Board.
6.2. Sale Price. The Board shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

6.3. Restrictions. All shares of restricted stock transferred or sold hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Board may determine, which restrictions shall lapse over a period not less than three years from the date of grant, including, without limitation any or all of the following:
(a) a prohibition against either the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);
(b) a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, any right to all or a part of such shares or units in the event of termination of his or her employment or consulting engagement during any period in which such shares or units are subject to restrictions; and
(c) such other conditions or restrictions as the Board may deem advisable.
6.4. Escrow. In order to enforce the restrictions imposed by the Board pursuant to Section 6.3, the Participant receiving restricted stock or restricted stock units, as applicable, shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:
The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2015 Equity Incentive Plan of Famous Dave’s of America, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.
6.5. Issuance and Delivery of Shares. Subject to Section 10.6, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. In the case of restricted stock units, no shares shall be issued at the time such restricted stock units are granted. Subject to Section 10.6, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.
6.6. Shareholder. Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.
7. Performance Awards.
7.1 Performance Shares. A performance share is an Incentive (covering a number of shares not in excess of that set forth in Section 3.4(b) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion; provided, however, that any Performance Period shall be at least one year in length. The grant of performance shares to a Participant shall not create any rights in such Participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an Incentive. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established. In addition, to the extent permitted by applicable law and the applicable Incentive Agreement, the Board may determine that cash may be used in payment of performance shares.

7.2 Performance Cash Awards. A performance cash award is a cash award (for a dollar value not in excess of that set forth in Section 3.4(c) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. At the time of grant of a performance cash award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion; provided, however, that any Performance Period shall be at least one year in length. The Board may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a Participant to have the option for his or her performance cash award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
7.3 Board Discretion. The Board retains the discretion to at any time reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.
7.4 Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Incentive intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Incentive no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Incentive intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, options, cash or other benefits granted, issued, retainable and/or vested under an Incentive on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.
8. Covenants of the Company.
8.1 Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Incentives.
8.2.  Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentives and to issue and sell shares of Common Stock upon exercise of the Incentives; provided, however, that this undertaking will not require the Company to register under the Securities Act of 1933 (including the regulations promulgated thereunder, the “Securities Act”) the Plan, any Incentive or any Common Stock issued or issuable pursuant to any such Incentive. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Incentives unless and until such authority is obtained. A Participant will not be eligible for the grant of an Incentive or the subsequent issuance of cash or Common Stock pursuant to the Incentive if such grant or issuance would be in violation of any applicable securities law.
8.3 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any Incentive. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive or a possible period in which the Incentive may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Incentive to the holder of such Incentive.
9. Adjustments upon Changes in Common Stock; Other Corporate Events.
9.1 Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the shares of Common Stock issuable pursuant to any Incentive, the exercise price of any stock option or SAR, the performance goals for any Incentive, and other provisions of this Plan and outstanding Incentives, in order to reflect the change in the Common Stock and to provide Plan participants with the same relative rights before and after such adjustment. The Board will make such adjustments, and its determination will be final, binding and conclusive.
9.2 Dissolution or Liquidation. Except as otherwise provided in the Incentive Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Incentives (other than Incentives consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, however, that the Board may, in its sole discretion, cause some or all Incentives to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Incentives have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
9.3 Corporate Transaction. The following provisions will apply to Incentives in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Incentive or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Incentive. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Incentives, contingent upon the closing or consummation of the Corporate Transaction:
(a) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Incentive or to substitute a similar stock award for the Incentive (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);
(b) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Incentives to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(c) accelerate the vesting, in whole or in part, of the Incentive (and, if applicable, the time at which the Incentive may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Incentive terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(d) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Incentive;
(e) cancel or arrange for the cancellation of the Incentive, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(f) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Incentive immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
The Board need not take the same action or actions with respect to all Incentives or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Incentive prior to the earlier of (i) the effective time of the Corporate Transaction and (ii) the effectiveness of such action(s) with respect to the Incentives.

9.4. Change in Control. In the event of a Change in Control (as defined in Section 11.3), the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid. In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.14) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.
The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
10. General.
10.1. Effective Date. The Plan will become effective the Effective Date. Unless approved by the shareholders within one year after the date of the Plan’s adoption by the Board of Directors, the Plan shall not be effective for any purpose.
10.2. Duration.
(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Incentives may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) Suspension or termination of the Plan will not impair rights and obligations under any Incentive granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.
10.3 Corporate Action Constituting Grant of Incentives. Corporate action constituting a grant by the Company of an Incentive to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the Incentive Agreement, instrument, certificate, or letter evidencing the Incentive is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Agreement as a result of a clerical error in the papering of the Incentive Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Agreement.
10.4. Non-transferability of Incentives. No stock option, SAR, restricted stock, restricted stock unit or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.5. Effect of Termination or Death. In the event that a Participant ceases to be an Employee Director, or Consultant for any reason, including death or disability, any Incentives may be exercised (or payments or shares may be delivered thereunder) or shall expire at such times as may be determined by the Board and, if applicable, set forth in the Incentive Agreement.
10.6. Investment Assurances; Additional Condition. Notwithstanding anything in this Plan to the contrary, the Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Incentive, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Incentive; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Incentive for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Incentive has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock. If at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.
10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board. The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.
10.8. Withholding. Unless prohibited by the terms of an Incentive Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Incentive by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Incentive; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Incentive as a liability for financial accounting purposes); (iii) withholding cash from an Incentive settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Incentive Agreement. If a Participant desires and the Board permits, Participant the Participant may satisfy its obligation to pay to the Company the amount required to be withheld by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”). Each Election must be made prior to the Tax Date. The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9. No Continued Employment, Engagement or Right to Corporate Assets. Nothing in the Plan, any Incentive Agreement or any other instrument executed thereunder or in connection with any Incentive granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Incentive was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Nothing contained in the Plan shall be construed as giving an Employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.
10.10. Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Incentive to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Incentive that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Incentive that is so reduced or extended.
10.11 Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
10.12. Deferral Permitted. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Incentive may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A.
10.13. Amendment of the Plan. The Board may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 9.1 relating to Capitalization Adjustments), (b) deletes or limits the provision of Section 2.6 (Cancellation and Re-Grant of Incentives), or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders. Except as provided in the Plan (including Section 2.2(g)) or an Incentive Agreement, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a Participant’s rights under an outstanding Incentive without his or her written consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Board determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Incentive.
10.14. Code Section 409A Provisions. Unless otherwise expressly provided for in an Incentive Agreement, the Plan and Incentive Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Incentives granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Incentive granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Incentive Agreement evidencing such Incentive will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Incentive Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Incentive Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Incentive Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Incentive that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
10.15. Clawback/Recovery. All Incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Incentive Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
11. Additional Definitions.
11.1 Affiliate. “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
11.2 Capitalization Adjustment. A “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Incentive after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
11.3. Change in Control. A “Change in Control” means any of the following:
(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 11.3, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition pursuant to a transaction that complies with Sections 11.3(b)(1), 11.3(b)(2) and 11.3(b)(3);
(b) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(c) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Incentives subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply; provided, further, that no Change in Control shall be deemed to occur upon announcement or commencement of a tender offer or upon a potential takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.
11.4. Corporate Transaction. “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(a) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(b) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(c) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(d) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
11.5 Employee. “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
11.6 Consultant. “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a

“Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933 is available to register either the offer or the sale of the Company’s securities to such person.
11.7 Director. “Director” means a member of the Board.
11.8 Effective Date. “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of shareholders of the Company held in 2020 provided this Plan is approved by the Company’s shareholders at such meeting.
11.9 Fair Market Value. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(a) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(b) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(c) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
11.10 Incentive Stock Option. “Incentive Stock Option” means a stock option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
11.11 Performance Criteria. “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Incentive is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
11.12 Performance Goals. “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.
11.13 Performance Period. “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Incentive. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
11.14 Transaction Proceeds Per Share. “Transaction Proceeds Per Share” in connection with a Change in Control shall mean the cash plus the Fair Market Value of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the transaction.

BBQ HOLDINGS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717-0718

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/14/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting **- Go to www.virtualshareholdermeeting.com/BBQ2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/14/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Anand D. Gala 02) Charles E. Davidson 03) Peter O. Haeg 04) Jeffery Crivello 05) Bryan L. Wolff
06) David L. Kanen

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Schechter Dokken Kanter Andrews & Selcer, Ltd., independent registered public accounting firm, as independent auditors of the Company for Fiscal 2021.	☐	☐	☐
3. To approve an amendment to the Company's 2015 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance from 1,500,000 shares to 2,000,000 shares.	☐	☐	☐
4. To approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000512582_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com

BBQ HOLDINGS, INC.
Annual Meeting of Shareholders
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Jeffery Crivello and James G. Gilberston or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BBQ HOLDINGS, INC. (the "Company"), that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 3:00 p.m., Central Time, on June 15, 2021, virtually at www.virtualshareholdermeeting.com/BBQ2021, and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSON(S) NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

0000512582_2 R1.0.0.177

Continued and to be signed on reverse side